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                                                                  Exhibit 99.1



                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD FEBRUARY __, 1996
               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                  TRUSTEES OF INCOME OPPORTUNITY REALTY TRUST



         The undersigned hereby appoints Thomas A. Holland and Robert A. Waldman, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Special Meeting of Shareholders of INCOME OPPORTUNITY REALTY TRUST, to be held on February __, 1996, at 2:00 p.m. (Dallas time), or at any adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matter:


         APPROVAL OF THE PROPOSED INCORPORATION PROCEDURE TO CONVERT THE TRUST FROM A SELF-LIQUIDATING CALIFORNIA BUSINESS TRUST TO A NEVADA CORPORATION WITH PERPETUAL DURATION (AND RATIFICATION OF THE INCORPORATION OF A SUBSIDIARY OF THE TRUST IN CONNECTION THEREWITH):

              FOR                  AGAINST               ABSTAIN

              ---                  -------               -------
________________________________________________________________________________

           (continued and to be signed and dated on the other side)






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                                   [reverse]

                          (continued from other side)

                  THE BOARD OF TRUSTEES OF INCOME OPPORTUNITY
    REALTY TRUST RECOMMENDS A VOTE FOR THE PROPOSED INCORPORATION PROCEDURE.

         YOUR PROXY IS IMPORTANT. PLEASE INDICATE YOUR SUPPORT FOR THE PROPOSED INCORPORATION PROCEDURE ABOVE BY SIGNING, DATING AND MAILING THIS CARD TODAY IN THE ENCLOSED ENVELOPE. IF NOT OTHERWISE MARKED ABOVE, YOUR PROXY WILL BE VOTED FOR THE PROPOSED INCORPORATION PROCEDURE. THIS PROXY REVOKES ANY AND ALL PREVIOUS PROXIES.


         Dated _________________________, 1996


         X_________________________________________
         Signature

         X_________________________________________
         Signature

         __________________________________________
         Title


                                Please sign exactly as name appears herein.
                                When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian please give full title as such. When signing for a corporation please sign full corporate name by an authorized officer. When signing for a partnership please sign partnership name by an authorized person. If Shares are held in more than one capacity, this proxy shall be deemed valid for all Shares held in all capacities.

               PLEASE SIGN, DATE AND MAIL THIS PROXY IMMEDIATELY





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